UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5074

Dreyfus BASIC U.S. Mortgage Securities Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/10

1

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Financial Futures
11	Statement of Options Written
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
U.S. Mortgage Securities Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, the financial markets encountered renewed volatility in the second quarter, which caused some of the bond market’s higher yielding sectors to erase their previous gains and end the reporting period lower than where they began. Conversely, traditional safe havens such as U.S.Treasury securities gained value as investors became more risk-averse.

The second-quarter swoon occurred despite continued U.S. economic growth, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that spooked investors emanated from overseas markets, including a sovereign debt crisis in Europe.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on higher quality bonds may be advisable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus BASIC U.S. Mortgage Securities Fund achieved a total return of 5.55%.1 In comparison, the fund’s benchmark, the Barclays Capital GNMA Index (the “Index”), achieved a total return of 5.26% for the same period.2

Mortgage-backed securities from U.S. government agencies benefited early in the reporting period from federal market support programs and later by robust demand for high-quality securities when investors began to question the sustainability of the global economic recovery. The fund produced a return that was higher than its benchmark, as cautious positioning midway through the reporting period enabled the fund to avoid the brunt of temporary market setbacks when government market support programs ended. The fund also benefited from a focus on higher-coupon mortgages and the use of certain options strategies to manage market volatility.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income. The fund invests primarily in Government National Mortgage Association (“Ginnie Mae” or “GNMA”) securities. The fund may also invest in privately issued commercial and residential pass-through securities, and other mortgage-related securities.

Economic Uncertainty Boosted U.S. Agency Securities

An economic recovery persisted during the first quarter of 2010 as U.S. manufacturing activity increased, housing prices appeared to bottom and the labor market showed early evidence of improvement.The economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board (the “Fed”) and a massive U.S. government stimulus program. Improving economic conditions

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

helped lift the prices of higher yielding bonds, including most mortgage-backed securities. In addition, mortgage-backed securities benefited at the time from a massive purchase program by the Fed that was intended to promote greater market liquidity in the wake of the 2008 recession and credit crisis.

When the government’s support programs ended in March, prices of mortgage-backed securities declined temporarily.The transition to private market support proved orderly, however, and investors regained confidence in the sector’s stability. In addition, lower-than-expected mortgage prepayment rates supported security prices, as lower home prices and tighter lending restrictions prevented many homeowners from refinancing at lower mortgage rates.The U.S. housing market’s struggles also led to fewer newly issued mortgages, effectively constraining the supply of mortgage-backed securities and supporting their prices.

U.S. government agency securities were further bolstered in May and June,when a number of new developments brought the global economic recovery into question. A sovereign debt crisis roiled Europe when Greece found itself unable to finance a heavy debt burden, requiring intervention from the International Monetary Fund and the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors worried that remedial measures might constrain regional growth.The United States also encountered greater economic uncertainty when retail sales, employment and housing data sent mixed signals regarding the strength of the economic recovery.These developments caused investors to flock toward traditional safe havens during the second quarter of 2010, sparking rallies among U.S. Treasury securities and mortgage-backed securities issued by U.S. government agencies.

Fund Strategies Helped Boost Returns and Cushion Volatility

In advance of the end of government market support programs, we reduced the fund’s exposure to mortgage-backed securities in favor of U.S.Treasury securities.This move helped the fund avoid temporary market setbacks during the transition to private market support. As valuations of mortgage-backed securities cheapened, we increased the fund’s allocation to the sector to a more modestly underweighted position compared to the benchmark, enabling the fund to participate more fully in the ensuing rally.

To capture incrementally higher current yields, we focused primarily on higher-coupon mortgages from Fannie Mae, Freddie Mac and other “conventional” issuers.This strategy contributed positively to the fund’s relative performance when prepayment rates remained at relatively low levels. In addition, certain options strategies proved effective in managing heightened market volatility during the reporting period.

Preparing for New Opportunities

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. While mixed economic signals could lead to continued market volatility over the near term, we expect short-term yields to remain anchored by a historically low federal funds rate and long-term yields to decline in response to robust demand from risk-averse investors.We also anticipate that mortgage-prepayment rates will remain below historical norms.To capture the benefits of these likely trends, we are prepared to adjust the fund’s asset mix and interest-rate strategies in response to new opportunities as they become available.

July 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Performance figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders would be given at least 90 days’ notice if this agreement was to be terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.The Index is not subject to fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC U.S. Mortgage Securities Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

Expenses paid per $1,000†	$3.31
Ending value (after expenses)	$1,055.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

Expenses paid per $1,000†	$3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—103.2%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.2%
Capital Auto Receivables Asset
Trust, Ser. 2006-2, Cl. A3A	4.98	5/15/11	10,195		10,214
Capital One Prime Auto Receivables
Trust, Ser. 2007-2, Cl. A3	4.89	1/15/12	205,228		206,326
					216,540
Asset-Backed Ctfs./
Home Equity Loans—.4%
Countrywide Asset-Backed
Certificates, Ser. 2007-4, Cl. M5	6.92	9/25/37	125,000		16,694
Equivantage Home Equity Loan
Trust, Ser. 1996-2, Cl. A4	8.05	6/25/27	261,149		235,729
JP Morgan Mortgage Acquisition,
Ser. 2007-CH1, Cl. MF2	5.84	11/25/36	312,300	[a]	55,019
					307,442
Commercial Mortgage
Pass-Through Ctfs.—.3%
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. F	0.83	3/6/20	325,000	[a,b]	282,614
Residential Mortgage
Pass-Through Ctfs.—1.1%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-19, Cl. B1	6.01	11/25/32	317,041	[a]	246,506
GMAC Mortgage Corp. Loan Trust,
Ser. 2004-J1, Cl. M3	5.50	4/25/34	655,872		259,501
GSR Mortgage Loan Trust,
Ser. 2004-12, Cl. 2A2	3.59	12/25/34	195,135	[a]	153,594
JP Morgan Mortgage Trust,
Ser. 2007-A1, Cl. 3A1	3.36	7/25/35	274,780	[a]	254,205
					913,806

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed—94.1%
Federal Home Loan Mortgage Corp.:
4.50%, 12/1/24—6/1/39	1,286,461 [c]	1,345,459
5.00%, 9/1/35—12/1/35	618,969 [c]	656,520
5.50%, 3/1/38—10/1/38	1,091,129 [c]	1,172,459
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12	6,390 [c,d]	340
Federal National Mortgage Association:
4.50%	4,780,000 [c,e]	4,937,592
5.00%	755,000 [c,e]	796,053
6.50%	1,045,000 [c,e]	1,144,602
4.00%, 1/1/25	576,842 [c]	600,446
4.50%, 3/1/39	720,493 [c]	748,547
5.00%, 1/1/18—11/1/39	2,162,050 [c]	2,294,815
5.50%, 11/1/38—9/1/39	3,078,797 [c]	3,312,549
6.00%, 4/1/35	371,639 [c]	405,227
Government National Mortgage Association I:
4.50%	660,000 [e]	687,637
5.00%	5,645,000 [e]	6,013,692
5.50%	1,285,000 [e]	1,388,403
6.50%	655,000 [e]	718,658
4.50%, 5/15/39—6/15/40	7,219,231	7,538,688
5.00%, 5/15/33—9/15/39	6,120,422	6,563,735
5.50%, 6/15/20—9/15/39	11,569,709	12,557,209
6.00%, 10/15/19—9/15/39	4,649,217	5,087,540
6.50%, 10/15/10—2/15/39	256,204	281,641
7.00%, 1/15/24—2/15/24	21,120	23,879
7.50%, 12/15/23	5,842	6,604
8.00%, 1/15/22—12/15/22	112,080	129,339
8.50%, 1/15/20—3/15/22	21,233	24,433
9.00%, 11/15/19—11/15/22	6,202	7,127
9.50%, 9/15/19—10/15/20	2,936	3,399
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29	397,900	399,387
Government National Mortgage Association II:
4.50%	2,305,000 [e]	2,396,128
5.00%	7,530,000 [e]	8,005,361
4.50%, 12/20/39	493,261	513,937
5.00%, 9/20/33—6/20/35	1,773,549	1,902,329

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association II (continued):
5.50%, 1/20/34—9/20/35	2,407,029	2,617,399
6.00%, 6/20/35—2/20/39	5,135,957	5,634,425
6.50%, 6/20/31—7/20/31	204,476	229,076
7.00%, 12/20/27—8/20/31	366,765	410,720
9.00%, 1/20/20—7/20/25	11,271	13,086
9.50%, 9/20/21—12/20/21	7,248	8,365
		80,576,806
U.S. Treasury Notes—7.1%
2.38%, 10/31/14	725,000	748,109
2.75%, 11/30/16	2,000,000	2,050,782
2.75%, 2/15/19	620,000	617,772
3.25%, 5/31/16	950,000	1,009,227
3.50%, 5/31/13	380,000	408,411
4.50%, 2/28/11	1,190,000	1,223,376
		6,057,677
Total Bonds and Notes
(cost $86,011,873)		88,354,885

Short-Term Investments—26.4%
U.S. Government Agencies—16.4%
Federal Home Loan Bank,
0.06%, 7/21/10	8,000,000	7,999,912
Federal Home Loan Mortgage
Corporation, 0.12%, 7/12/10	4,000,000	3,999,976
Federal Home Loan Mortgage
Corporation, 0.13%, 7/14/10	2,000,000	1,999,986
		13,999,874
U.S. Treasury Bills—10.0%
0.04%, 7/15/10	5,000,000	4,999,825
0.10%, 7/22/10	3,590,000 [f]	3,589,745
		8,589,570
Total Short-Term Investments
(cost $22,589,199)		22,589,444

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,122,000)	2,122,000 [g]	2,122,000

Total Investments (cost $110,723,072)	132.1%	113,066,329
Liabilities, Less Cash and Receivables	(32.1%)	(27,446,946)
Net Assets	100.0%	85,619,383

a Variable rate security—interest rate subject to periodic change.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, this security had a total market value of $282,614 or 0.3% of net assets.
c On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
d Notional face amount shown.
e Purchased on a forward commitment basis.
f Held by a broker as collateral for open financial futures and options positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	101.2	Asset/Mortgage-Backed	2.0
Short-Term/
Money Market Investments	28.9		132.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
June 30, 2010 (Unaudited)

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 6/30/2010 ($)
Financial Futures Long
U.S. Treasury 10 Year Notes	17	2,083,297	September 2010	29,141

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30,2010 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,305,000 [a]	(129,958)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,400,000 [a]	(125,910)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.36	2,150,000 [a]	(2,080)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	1,305,000 [a]	(37,097)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	1,400,000 [a]	(45,957)
(Premiums received $392,859)		(341,002)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	108,601,072	110,944,329
Affiliated issuers	2,122,000	2,122,000
Receivable for investment securities sold		6,498,910
Dividends and interest receivable		330,470
Receivable for shares of Beneficial Interest subscribed		8,397
Receivable for futures variation margin—Note 4		266
Prepaid expenses		16,006
		119,920,378
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		32,971
Cash overdraft due to Custodian		22,844
Payable for investment securities purchased		33,793,885
Outstanding options written, at value (premiums received
$392,859)—See Statement of Options Written—Note 4		341,002
Payable for shares of Beneficial Interest redeemed		41,098
Accrued expenses		69,195
		34,300,995
Net Assets ($)		85,619,383
Composition of Net Assets ($):
Paid-in capital		87,326,399
Accumulated distributions in excess of investment income—net		(61,533)
Accumulated net realized gain (loss) on investments		(4,069,738)
Accumulated net unrealized appreciation (depreciation) on
investments and options transactions (including $29,141
net unrealized appreciation on financial futures)		2,424,255
Net Assets ($)		85,619,383
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		5,390,114
Net Asset Value, offering and redemption price per share ($)		15.88

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	1,457,074
Dividends;
Affiliated issuers	2,288
Income from securities lending—Note 1(b)	112
Total Income	1,459,474
Expenses:
Management fee—Note 3(a)	254,104
Shareholder servicing costs—Note 3(b)	65,393
Auditing fees	26,025
Custodian fees—Note 3(b)	11,642
Registration fees	11,548
Legal fees	10,780
Prospectus and shareholders’ reports	7,247
Trustees’ fees and expenses—Note 3(c)	3,466
Loan commitment fees—Note 2	1,544
Interest expense—Note 2	217
Miscellaneous	13,121
Total Expenses	405,087
Less—reduction in management fees due to undertaking—Note 3(a)	(127,792)
Less—reduction in fees due to earnings credits—Note 1(b)	(110)
Net Expenses	277,185
Investment Income—Net	1,182,289
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,084,932
Net realized gain (loss) on options transactions	61,073
Net realized gain (loss) on financial futures	26,717
Net Realized Gain (Loss)	1,172,722
Net unrealized appreciation (depreciation) on investments	2,157,546
Net unrealized appreciation (depreciation) on financial futures	85,868
Net unrealized appreciation (depreciation) on options transactions	26,103
Net Unrealized Appreciation (Depreciation)	2,269,517
Net Realized and Unrealized Gain (Loss) on Investments	3,442,239
Net Increase in Net Assets Resulting from Operations	4,624,528

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	1,182,289	2,931,901
Net realized gain (loss) on investments	1,172,722	1,620,753
Net unrealized appreciation
(depreciation) on investments	2,269,517	912,833
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,624,528	5,465,487
Dividends to Shareholders from ($):
Investment income—net	(1,332,959)	(3,302,119)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	2,401,446	14,379,526
Dividends reinvested	1,140,639	2,834,687
Cost of shares redeemed	(7,207,649)	(13,313,471)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,665,564)	3,900,742
Total Increase (Decrease) in Net Assets	(373,995)	6,064,110
Net Assets ($):
Beginning of Period	85,993,378	79,929,268
End of Period	85,619,383	85,993,378
Undistributed (distributions in excess of)
investment income—net	(61,533)	89,137
Capital Share Transactions (Shares):
Shares sold	154,522	953,793
Shares issued for dividends reinvested	73,178	186,961
Shares redeemed	(464,355)	(878,131)
Net Increase (Decrease) in Shares Outstanding	(236,655)	262,623

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	15.28	14.90	14.93	14.80	14.92	15.03
Investment Operations:
Investment income—net[a]	.22	.52	.63	.69	.65	.52
Net realized and unrealized
gain (loss) on investments	.62	.45	(.01)	.14	(.10)	(.02)
Total from Investment Operations	.84	.97	.62	.83	.55	.50
Distributions:
Dividends from
investment income—net	(.24)	(.59)	(.65)	(.70)	(.67)	(.61)
Net asset value, end of period	15.88	15.28	14.90	14.93	14.80	14.92
Total Return (%)	5.55[b]	6.58	4.27	5.86	3.65	3.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.96[c]	.96	1.00	.95	.87	.78
Ratio of net expenses
to average net assets	.65[c]	.56	.59	.65	.65	.65
Ratio of net investment income
to average net assets	2.79[c]	3.43	4.26	4.69	4.36	3.49
Portfolio Turnover Rate[d]	168.04[b]	289.27	386.49	256.52	317.81	507.25
Net Assets, end of period
($ x 1,000)	85,619	85,993	79,929	88,728	103,284	208,876

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2010,
December 31, 2009, 2008, 2007, 2006 and 2005, were 26.03%, 73.05%, 114.97%, 83.72%, 56.36% and
128.23%, respectively.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	523,982	—	523,982
Commercial
Mortgage-Backed	—	282,614	—	282,614
Mutual Funds	2,122,000	—	—	2,122,000
Residential
Mortgage-Backed	—	913,806	—	913,806
U.S. Government
Agencies/
Mortgage-Backed	—	94,576,680	—	94,576,680
U.S. Treasury	—	14,647,247	—	14,647,247
Other Financial
Instruments:
Futures†	29,141	—	—	29,141
Liabilities ($)
Other Financial
Instruments:
Written Options	—	(341,002)	—	(341,002)
† Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of New York Mellon earned $60 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 6/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	16,263,000	24,033,000	38,174,000 2,122,000	2.5

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $5,285,708 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $3,292,028 of the carryover expires in fiscal 2013, $1,934,751 expires in fiscal 2014 and $58,929 expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $3,302,119. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2010 was approximately $30,900 with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has undertaken, until May 1, 2011 upon 90 days’ notice to shareholders, to reduce the management fee paid by the fund,to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest and commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.This agreement may be terminated after May 1, 2011.The reduction in management fee, pursuant to the undertakings, amounted to $127,792 during the period ended June 30, 2010.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2010, the fund was charged $23,949 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $11,717 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $1,601 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $110.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $11,642 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $42,040, custodian fees $7,767, chief compliance officer fees $4,113 and transfer agency per account fees $5,590, which are offset against an expense reimbursement currently in effect in the amount of $26,539.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended June 30, 2010, amounted to $147,147,251 and $149,571,135, respectively, of which $124,355,238 in purchases and $124,836,835 in sales were from mortgage dollar roll transactions.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly,even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at June 30, 2010 are set forth in the Statement of Financial Futures.

Options:The fund may purchase and write (sell) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk, in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain,to the extent of the premium,if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended June 30, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	10,610,000	709,269
Contracts written	10,915,000	138,089
Contracts terminated:
Contracts closed	5,328,000	424,588	403,869	20,719
Contracts expired	8,637,000	29,911	-	29,911
Total contracts
terminated	13,965,000	454,499	403,869	50,630
Contracts Outstanding
June 30, 2010	7,560,000	392,859

At June 30, 2010, accumulated net unrealized appreciation on investments was $2,343,257, consisting of $3,294,040 gross unrealized appreciation and $950,783 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BASIC U.S. Mortgage Securities Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J, Skapyak, President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

5

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6